UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2024

Spirit AeroSystems Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices)(zip code)

(316) 526-9000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	SPR	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement
As previously disclosed, on April 18, 2024, Spirit AeroSystems, Inc. (“Spirit”), a wholly owned subsidiary of Spirit AeroSystems Holdings, Inc. (“Spirit Holdings,” and together with Spirit, the “Company”), and The Boeing Company (“Boeing”) entered into a Memorandum of Agreement (the “MOA”), under which Boeing advanced $425.0 million to the Company, and on June 20, 2024, the MOA was amended to increase the advance by an additional $40.0 million and to revise certain repayment amounts and extended the repayment dates.
The Company repaid $40.0 million of the advances to Boeing, however, the other amounts remain unpaid. Under the amended MOA, the first repayment had been scheduled for July 17, 2024. As noted in the earnings release for the third quarter of 2024 issued today, Company management is implementing plans designed to improve liquidity as needed and expects these plans to improve the Company’s liquidity and meet the Company’s cash demands through the closing of the Boeing acquisition. These plans include active discussions with Boeing and other customers regarding the timing or amounts of repayment for customer advances.
Item 2.02. Results of Operations and Financial Condition

On October 23, 2024, Spirit AeroSystems Holdings, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the nine month period ended September 26, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

 (d) Exhibits

Furnished

Exhibit 99.1 — Press Release dated October 23, 2024

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: October 23, 2024	/s/ Irene M. Esteves
Irene M. Esteves
Executive Vice President and Chief Financial Officer

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